UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2010

COMERICA INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower

1717 Main Street, MC 6404

Dallas, Texas  75201

(Address of principal executive offices)  (zip code)

(214) 462-6831

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Muneera S. Carr has agreed to join Comerica Incorporated (“Comerica”) as Senior Vice President.  She is expected to start on or around February 16, 2010. She will replace Marvin J. Elenbaas as the Chief Accounting Officer after a transition period, and will have responsibility for Comerica’s Accounting group, including research, reporting and operations.  Mr. Elenbaas plans to resign from his Chief Accounting Officer position after Ms. Carr’s transition period and to retire from Comerica in the first quarter of 2011.

Ms. Carr, age 41, served as Senior Vice President, Head of Accounting Policy for Suntrust Banks, Inc., a financial services institution, from June 2009 to January 2010, where she was responsible for overseeing the establishment of accounting policies for new financial products, determining the accounting treatment for complex transactions and analyzing and implementing new accounting standards.  From June 2007 to June 2009, she was a Professional Accounting Fellow at the Office of Chief Accountant of the Securities and Exchange Commission, a federal securities regulatory agency.  From July 2005 to June 2007, she was Senior Vice President, Accounting Policy for Bank of America, a financial services institution.  Her responsibilities included reviewing and approving accounting for derivative transactions across all lines of business and recommending, implementing, maintaining and communicating accounting policies, practices and procedures. From 1996 to 2005, she worked in various roles for PricewaterhouseCoopers LLP, an accounting, assurance, tax and advisory services firm.  From June 2003 to June 2005, she was Senior Manager in the National Office (USA) for PricewaterhouseCoopers LLP, where she served as a consultant specializing in issues primarily relating to financial instruments and generally impacting the United States, banking and capital markets industry.

Subject to approval by the Governance, Compensation and Nominating Committee of the Board, Ms. Carr will be granted, in connection with her employment, 10,000 options under Comerica’s 2006 Amended and Restated Long-Term Incentive Plan. Comerica plans to enter into its standard employee non-qualified stock option agreement with Ms. Carr in connection with that grant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

	By:	/s/ Jon W. Bilstrom
	Name:	Jon W. Bilstrom
	Title:	Executive Vice President-Governance, Regulatory Relations and Legal Affairs,
and Secretary

Date: January 8, 2010